UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

CORE LABORATORIES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-14273	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Van Heuven Goedhartlaan 7B 1181 LE Amstelveen The Netherlands	Not Applicable
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (31-20) 420-3191

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value EUR 0.02)	CLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events.

On January 17, 2023, Core Laboratories N.V. (“Core Lab” or the “Company”) issued a news release announcing its intention to reorganize the Company’s corporate structure, which will include redomestication (the “Redomestication”) of the parent company from the Netherlands to the United States as Core Laboratories, Inc., a Delaware corporation (“Core Lab Delaware”). Following shareholder approval, the Redomestication will be completed through a series of steps, as follows: (i) Core Laboratories N.V. will merge with and into Core Laboratories Luxembourg S.A., with Core Laboratories Luxembourg S.A. surviving, and (ii) as soon as practicable thereafter, Core Laboratories Luxembourg S.A. will migrate out of Luxembourg and redomesticate into the State of Delaware, as Core Lab Delaware, which will become Core Lab’s ultimate parent company. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the Redomestication, on January 17, 2023, Core Laboratories Luxembourg S.A., which is currently a wholly-owned subsidiary of Core Lab and will be a predecessor of Core Lab Delaware following the completion of the Redomestication, filed a Registration Statement on Form S-4 (the “Registration Statement”), which includes a preliminary prospectus of Core Lab Delaware and preliminary proxy statement of the Company (the “Proxy Statement/Prospectus”), with the Securities and Exchange Commission (the “SEC”). The information in the Registration Statement, including the information in the Proxy Statement/Prospectus, is subject to completion and amendment.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed corporate reorganization that includes, among other things, the Redomestication, Core Laboratories Luxembourg S.A., a predecessor to Core Lab Delaware, has filed a registration statement on Form S-4, which includes Core Lab Delaware’s prospectus as well as the Company’s proxy statement (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”). The Company plans to mail the definitive Proxy Statement/Prospectus to its shareholders in connection with the proposed corporate reorganization. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CORE LAB DELAWARE, THE CORPORATE REORGANIZATION AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC on the Company website at www.corelab.com or by contacting the Company’s Corporate Secretary.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed corporate reorganization. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of the Company in connection with the corporate reorganization, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s 2022 Proxy Statement, which was filed with the SEC on March 22, 2022. This document is available free of charge as described above.

Forward-Looking Statements

This communication, as well as other statements we make, includes forward-looking statements made in reliance upon the safe harbor provisions of Federal securities law, including statements regarding: completion of the corporate reorganization that includes, among other things, the establishment of a new company domiciled in the U.S. and the timing and benefits thereof; the future revenue, profitability, business strategies and developments of the Company.

These forward-looking statements are subject to various important cautionary factors, including: the ability to receive, in a timely manner and on satisfactory terms, required securityholder, stock exchange and court approvals; ability to achieve anticipated benefits of the corporate reorganization; publicity resulting from the reorganization and impacts to the company’s business and share price; risks and uncertainties related to the oil and natural gas industry; business and general economic conditions, including inflationary pressures, international markets, international political climates, including the Russia-Ukraine geopolitical conflict, public health crises, such as the COVID-19 pandemic; and any related actions taken by businesses and governments, and other factors as more fully described in the Company’s most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the U.S. Securities and Exchange Commission. These important factors could cause the Company’s actual results to differ materially from those described in these forward-looking statements. Such statements are based on current expectations of the Company’s performance and are subject to a variety of factors, some of which are not under the control of the Company. Because the information herein is based solely on data currently available, and because it is subject to change as a result of changes in conditions over which the Company has no control or influence, such forward-looking statements should not be viewed as assurance regarding the Company’s future performance.

The Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances that may arise after the date of this communication, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	News Release dated January 17, 2023.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories N.V.
Dated: January 17, 2023

By:	/s/ Christopher S. Hill
Christopher S. Hill
Chief Financial Officer

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